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                                                                   EXHIBIT 10.10

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                         REGISTRATION RIGHTS AGREEMENT

                                     AMONG

                     FRANCHISE MORTGAGE ACCEPTANCE COMPANY
                                      AND

                        IMPERIAL CREDIT INDUSTRIES, INC.

                                      AND

                                   FLRT, INC.

                                  DATED AS OF

                             _______________, 1997


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                         REGISTRATION RIGHTS AGREEMENT



     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of __________, 1997, by and among FRANCHISE MORTGAGE ACCEPTANCE COMPANY (the "Company"), IMPERIAL CREDIT INDUSTRIES, INC. ("Imperial") and FLRT, INC. ("FLRT" and collectively, Imperial and FLRT are the "Selling Stockholders").

1.   Consideration. The Selling Stockholders and the Company have agreed to
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     enter into this Agreement to provide the registration rights set forth herein and to otherwise perform their respective obligations hereunder in consideration of the mutual covenants contained herein.

2.   Definitions. The following definitions shall apply in addition to those
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     terms defined elsewhere herein:

     a. "Common Stock" means the Company's Common Stock, $0.001 par value per share.

     b. "Continuous Offering" means an Offering pursuant to Rule 415 under the Securities Act, 17 C.F.R. 230.415, or any successor rule of the SEC, if applicable.

     c. "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     d. "FLRT Shares" means the shares of Common Stock, and any other securities into which the Common Stock may be changed by virtue of any merger, consolidation or recapitalization or otherwise, owned of record by FLRT as of the date hereof.

     e. "Imperial Shares" means the shares of Common Stock, and any other securities into which the Common Stock may be changed by virtue of any merger, consolidation or recapitalization or otherwise, owned of record by Imperial as of the date hereof.

     f. "Offering" means any public offering of the Common Stock of the Company, whether or not subject to the registration requirements of the Securities Act, and any other method of disposition of the Common Stock of the Company that is subject to the registration requirements of the Securities Act or any other applicable federal or state statute or regulation.

     g. "Offering Documents" means all documents relating to an Offering which are required to be filed with any governmental agency or authority or to be delivered to any Person to whom securities of the Company are offered for sale or sold, including, without limitation, Registration

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Statements, Prospectuses, and preliminary Prospectuses, and all material incorporated by reference therein, and any schedule or exhibit to any of the foregoing, in each case as such documents may be amended from time to time.

     h. "Party" means Imperial, FLRT or the Company and "Parties" means all of Imperial, FLRT and the Company.

     i. "Person" means any individual, corporation, partnership, limited liability company, association, trust or unincorporated association.

     j. "Prospectus" means the prospectus included in a Registration Statement, relating to an Offering in which Common Stock is included, as amended or supplemented by a prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

     k. "Registration Expenses" means, with respect to an Offering, any and all expenses incident to the Company's performance of or compliance with the provisions of this Agreement, including without limitation (a) fees for any filings required to be made with the National Association of Securities Dealers, Inc., or the SEC in connection with such Offering, and any other registration and filing fees, (b) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Common Stock to be included in such Offering), (c) all printing, messenger, telephone, and delivery expenses, (d) all fees and expenses incurred in connection with the listing of the Common Stock to be included in such Offering on any securities exchange, (e) the reasonable fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, and (f) the reasonable fees and disbursements of the Selling Stockholders' outside counsel, outside accountants, investment bankers, and financial consultants, if any, in connection with any Offering.

     l. "Registration Statement" means a registration statement filed with the SEC pursuant to the Securities Act, relating to an Offering in which Common Stock is included, including any pre-or post-effective amendment thereto, the Prospectus included therein, and all material incorporated by reference therein, and any schedule or exhibit to any of the foregoing.

     m. "Rule 144" means Rule 144 under the Securities Act, 17 C.F.R. 230.144, or any successor rule of the SEC, if applicable.

     n.  "SEC" means the Securities and Exchange Commission.

     o. "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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     p.   "Securities Offering Regulations" means any regulations promulgated by any agency or authority of the United States government, under the Securities Act, or any statute hereafter enacted into law, relating to or governing an Offering of securities by the Company.

3.   a    Incidental Registration Rights.  If the Company proposes to make an
          ------------------------------
          Offering of its Common Stock and to prepare Offering Documents not required pursuant to Paragraph 4 (other than any registration by the Company on Form S-8 or a successor or substantially similar form of
          (A) an employee stock option, stock purchase or compensation plan or securities issued or to be issued pursuant to any such plan, or (B) a dividend investment plan), the Company will give prompt written notice to Imperial of its intention to do so and of Imperial's rights under this Paragraph 3. Upon the written request of Imperial made within thirty (30) days after the receipt of any such notice (which request shall specify the number of Imperial Shares intended to be disposed of by Imperial), the Company will include in the Offering Documents relating to such Offering all Imperial Shares that the Company has been requested to include by Imperial; provided, that if at any time after giving written notice under this Paragraph 3 the Company shall determine for any reason not to proceed with the proposed Offering, the Company may, at its election, give written notice of such determination to Imperial and thereupon shall be relieved of its obligations to Imperial with respect to such proposed Offering under this Paragraph 3. Imperial shall be entitled to withdraw its request for the inclusion of Imperial Shares in an Offering and withdraw from the Offering at any time before the time that the Offering Documents, including any Registration Statement (if applicable), are declared effective and the Offering has commenced.

     b.   Continuous Offering.  If the Company intends to effect a Continuous
          -------------------
          Offering, the Company will give written notice thereof to Imperial and include in such Offering all of the Imperial Shares which Imperial elects to include in such Offering. During the period in which a Registration Statement (if applicable) with respect to a Continuous Offering is effective, if Imperial desires to sell Imperial Shares in a transaction covered by such Registration Statement, it shall give notice to the Company of the proposed date of such sale at least thirty (30) days before such proposed date of sale, and the Company shall take all actions necessary to permit such sale. Within fifteen
          (15) days of receipt of notice of a proposed sale by Imperial, the Company will advise Imperial either that it has no objection to such sale or that such sale should be delayed for up to sixty (60) days, on the basis that the Company is involved in a confidential proposed transaction or negotiations therefor (which have been previously disclosed to the Company's Board of Directors) which would not require the Company to make or amend any public filings under the securities laws at that time. If the Company has not objected to

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          such proposed sale as permitted in this subparagraph (b) within such fifteen (15) day period, the Company shall take all actions necessary to permit such sale on the proposed date of sale pursuant to such Registration Statement.

     c.        Underwritten Offerings.  In the case of an underwritten Offering
               ----------------------
          initiated by the Company under this Paragraph 3, including underwritten Offerings effected as part of a Continuous Offering, the underwriter(s) and the managing underwriter shall be selected by the Company. If the managing underwriter advises the Company in writing that, in its opinion, the number of Imperial Shares and securities of the Company, if any, being sold exceeds the number that can be sold in such Offering, so as to be likely to have an adverse effect on the price at which the Company can sell securities for its own account, then there shall be included in such Offering (and in the Offering Documents) first, securities of the Company being sold for its own account, and second, the maximum number of Imperial Shares requested to be included in such Offering which, in the opinion of such managing underwriter, can be sold without having such adverse effect on such price. If Imperial Shares are so excluded from registration in an Offering, the Company shall, upon the request of Imperial, use its reasonable efforts to effect a registration with the SEC or take such actions as shall be reasonably required to effect an Offering (in the event the Imperial Shares are already registered with the SEC) in respect of such excluded Imperial Shares as soon as practicable after consummation of such Offering. Imperial may withdraw its Imperial Shares from such subsequent Offering without costs or penalty at any time before the effective date of the Registration Statement relating to such Offering.

     d.        Expenses. In connection with any offering of Imperial Shares a
               --------
          new issuance of Common Stock by the Company, Imperial and the Company shall each pay their pro rata share of Registration Expenses in proportion to the number of shares of Common Stock to be offered by each.

4.        Demand Registration Rights. On or after one year from the effective
          --------------------------
     date of the Company's initial public offering, Imperial, without limitation as to any other method of disposition available to it, shall be entitled to dispose of any or all of the Imperial Shares then held by it in accordance with the provisions of this Paragraph 4.

     a.        Requests by Imperial.  Upon the receipt by the Company of written
               --------------------
          notice from Imperial of its intent to sell all or part of its Imperial Shares in an Offering subject to this Paragraph 4 at least 30 days before such proposed date of sale, and specifying both the number of Imperial Shares to be sold and the intended method of disposition, the Company will use its best efforts to register such Imperial Shares so as to permit as soon as practicable the requested sale of Imperial Shares. Within fifteen (15) days of receipt of notice of a proposed sale by Imperial, the Company will advise Imperial either that it has no objection of such sale or that

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          such sale should be delayed for up to sixty (60) days, on the basis that the Company is involved in a confidential proposed transaction or negotiations therefor (which have been previously disclosed to the Company's Board of Directors) which would not require the Company to make or amend any public filings under the securities laws at that time. If the Company has not objected to such proposed sale as permitted in this subparagraph (a) within such fifteen (15) day period, the Company shall take all actions necessary to permit such sale on the proposed date of sale pursuant to such Registration Statement. If, at any time after giving 30 days written notice under this Paragraph 4, Imperial shall notify the Company in writing that it has determined for any reason not to proceed with the proposed Offering, then the Company shall terminate such Offering.

     b.        Limitation on Requests and Payment of Registration Expenses.
               -----------------------------------------------------------
          Imperial shall be entitled to make a request to the Company to register Imperial Shares pursuant to the provisions of Paragraph 3(b) or this Paragraph 4 two times within each one year period commencing one year from the effective date of the Company's initial public offering. The Company shall not be required to register Imperial Shares in accordance with the provisions of Paragraph 4(a) if there is outstanding at the time of the request an effective Registration Statement for a Continuous Offering and Imperial can dispose of Imperial Shares in accordance with Paragraph 3(b). Imperial will pay all Registration Expenses in connection with an Offering of Imperial Shares requested by Imperial pursuant to the second sentence of Paragraph 3(b) or this Paragraph 4. Any Offering abandoned or terminated by Imperial after its filing in accordance with the provisions of Paragraph 4(a) shall be deemed to be a request pursuant to this Paragraph 4.

     c.        Selection of Underwriters.  If Imperial specifies in the notice
               -------------------------
          delivered to the Company pursuant to the second sentence of Paragraph 3(b) or Paragraph 4 that it intends to sell Imperial Shares in an underwritten Offering pursuant to the second sentence of Paragraph 3(b) or Paragraph 4, Imperial shall be entitled to select the underwriter(s) and managing underwriter. If the Company issues and sells securities of the same class as the Imperial Shares contemporaneously with any Offering pursuant to Paragraph 3(b) or this Paragraph 4, the Company shall (i) sell such securities to the underwriter(s) selected by Imperial pursuant to this Paragraph 4(c) on the same terms and conditions as apply to Imperial and (ii) execute and deliver a copy of the underwriting agreement relating to such Offering. If the managing underwriter advises Imperial and the Company in writing that, in its opinion, the number of securities requested to be included in such Offering exceeds the number that can be sold in such Offering, so as to be likely to have an adverse effect on the price at which the Imperial Shares or securities being offered by the Company can be sold, then there shall be included in such Offering (and in the Offering Documents relating to such Offering) first, the maximum number of Imperial Shares requested to be included in such Offering by

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          Imperial and second, the maximum number of securities, if any, proposed to be sold by the Company for its own account or for the account of any other holder of the Company's securities, which in the opinion of the managing underwriter can be sold without having such adverse effect.

     d.        Registration on Form S-3.  The Company shall not be required to
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          register Imperial Shares in any Continuous Offering under this
          Paragraph 4 until the date which is one year after the date of the Company's initial public offering. Thereafter, Imperial shall have the right to require the Company to register any or all of its shares on Form S-3 (or on Form S-1, if Form S-3 is not available).

     e.   (1)       FLRT Incidental Registration Rights.  During the period
                    -----------------------------------
               commencing upon the effective date of the Company's initial public offering of Common Stock and ending upon the third anniversary of such date, if Imperial demands the Company to make an Offering of its Common Stock and causes the Company to prepare Offering Documents pursuant to this Paragraph 4, the Company will give prompt written notice to FLRT of its intention to do so and of FLRT's rights under this Paragraph 4(e). Upon the written request of FLRT made within thirty (30) days after the receipt of any such notice (which request shall specify the number of FLRT Shares intended to be disposed of by FLRT; provided, however, that the amount actually sold by FLRT pursuant to any such Offering may not at any time exceed the amount that FLRT would otherwise be authorized to sell pursuant to the volume limitations of Rule 144), the Company will include in the Offering Documents relating to such Offering all FLRT Shares that the Company has been requested to include by FLRT, subject to the limitations of Paragraph 4(e)(2) herein; provided, that if at any time after giving written notice under this Paragraph 4(e) Imperial shall determine for any reason not to proceed with the proposed Offering, the Company may, at its election, give written notice of such determination to FLRT and thereupon shall be relieved of its obligations to FLRT with respect to such proposed Offering under this Paragraph 4. FLRT shall be entitled to withdraw its request for the inclusion of FLRT Shares in an Offering and withdraw from the Offering at any time before the time that the Offering Documents, including any Registration Statement (if applicable), are declared effective and the Offering has commenced.

          (2)       Underwritten Offerings. In the case of an underwritten
                    ----------------------
               Offering initiated by Imperial under this Paragraph 4, including underwritten Offerings effected as part of a Continuous Offering, the underwriter(s) and the managing underwriter shall be selected by Imperial. If the Company issues and sells securities of the same class as the Imperial Shares contemporaneously with any Offering pursuant to Paragraph 3(b) or this

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               Paragraph 4, the Company shall (i) sell such securities to the underwriter(s) selected by Imperial pursuant to Paragraph 4(c) on the same terms and conditions as apply to Imperial and (ii) execute and deliver a copy of the underwriting agreement relating to such Offering. If the managing underwriter advises Imperial and the Company in writing that, in its opinion, the number of Imperial Shares, shares offered by the Company, if any, and FLRT Shares, if any, being sold exceeds the number that can be sold in such Offering, so as to be likely to have an adverse effect on the price at which Imperial can sell securities for its own account, then there shall be included in such Offering (and in the Offering Documents relating to such Offering) first, the maximum number of Imperial Shares requested to be included in such Offering by Imperial, second, the maximum number of securities, if any, proposed to be sold by the Company for its own account which in the opinion of the managing underwriter can be sold with out having such adverse effect, third, the maximum number of FLRT Shares requested to be included in such Offering which, in the opinion of such managing underwriter, can be sold without having such adverse effect and fourth, the maximum number of securities, if any, proposed to be sold by the Company for the account of any other holder of the Company's securities, which in the opinion of the managing underwriter can be sold without having such adverse effect.

          (3)       Expenses.  FLRT shall pay its pro rata share of Registration
                    --------
               Expenses in proportion to the number of FLRT Shares offered by it as compared to all shares offered pursuant to the subject Offering.

5.        FLRT Registration Rights. On or after three years from the effective
          ------------------------
     date of the Company's initial public offering, FLRT, without limitation as to any other method of disposition available to it, shall be entitled to dispose of any or all of the FLRT Shares then held by it in the same manner as accorded Imperial under the provisions of Paragraphs 3 and 4 except, that for so long as any Imperial Shares are outstanding, any disposition of FLRT Shares shall be subject to the provisions of Paragraph 4 (e)(2).

          Notwithstanding the foregoing, in the event that Wayne Knyal's employment is terminated pursuant to Sections 8B or 8F of that Employment and Non-Competition Agreement dated November 8, 1997 to be effective as of November 1, 1997 by and between the Company and Mr. Knyal, then FLRT, without limitation as to any other method of disposition available to it, shall be entitled to dispose of any or all of the FLRT Shares then held by it in the same manner as accorded Imperial under the provisions of Paragraphs 3 and 4.

6.        The Company's Duties. If and whenever the Company is required to
          --------------------
     permit either or both of the Selling Stockholders to effect any Offering as provided in Paragraphs 3 and

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     4, the Company covenants and agrees that it will, as expeditiously as possible (but not later than sixty (60) days after receipt of a request from either or both of the Selling Stockholders to include its respective Shares in a given Offering):

     a. (1) prepare all Offering Documents in accordance with all applicable requirements of the Securities Act, and the Securities Offering Regulations, including, if requested by Imperial and if permitted by the rules and regulations of the SEC, a Registration Statement pursuant to Rule 415 of the Securities Act or any successor rule of the SEC, with respect to such Offering to permit the disposition of the Selling Stockholder's Shares by the Selling Stockholder in accordance with the intended method of disposition (and, in the case of an underwritten Offering, consistent in form, substance, and scope with customary practice for the offering of securities of corporations by nationally recognized investment banking firms), (2) file with the SEC such Offering Documents and all other documents required to permit the disposition thereof; provided, that before filing any such Offering Documents (including any documents incorporated by reference therein), the Company will furnish to counsel designated by the subject Selling Stockholder and to the underwriter(s), if any, copies of all such Offering Documents, which Offering Documents shall be subject to the review of such counsel(s) and the underwriter(s), if any, and, where feasible, the Company shall make such changes in such Offering Documents as are reasonably requested by such counsel(s) or underwriter(s), and (3) use its reasonable efforts to have such Offering Documents declared effective by, and obtain all approvals from the SEC to the extent necessary to permit the Offering; provided, however, that the Company may discontinue any Offering that is being effected pursuant to Paragraph 3 at any time before the effective date of the related Offering Documents; and provided, further, that the Company shall not file any Offering Document which shall be disapproved by the subject Stockholder within a reasonable period after the same has been provided for review;

     b. thereafter, prepare and file with the SEC such amendments and post-effective amendments to the Offering Documents as may be necessary to keep the Offering Documents continuously effective and cause the Offering Documents to be supplemented by any required supplement, and as so supplemented to the filed, if required, with the SEC during the period ending on the later of (i) such time as all of the Selling Stockholder's Shares covered by such Offering Documents have been disposed of in accordance with the intended method of disposition set forth in such Offering Documents or, in the case of an Offering made pursuant to Rule 415 under the Securities Act or any successor rule of the SEC (if applicable), if securities remain unsold at the expiration of the Offering, such time as the Company shall file, with the consent of the subject Selling Stockholder, a post-effective amendment with the SEC deregistering the securities which remain unsold at the termination of the Offering or (ii) so long as a dealer is required to

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          deliver a Prospectus in connection with the Offering; provided, that before filing any such post-effective amendment, the Company will furnish to counsel designated by the subject Selling Stockholder and to the underwriter(s), if any, copies of the post-effective amendment (including any other document proposed to the filed therewith), which Offering Documents shall be subject to the review of such counsel(s) and the underwriter(s), if any, and, where feasible, the Company shall make such changes in such post-effective amendment as are reasonably requested by such counsel(s) or underwriter(s);

     c. furnish to the subject Selling Stockholder and to the underwriter(s), if any, such number of copies of the Offering Documents (including each amendment and supplement thereto) as they may reasonably request in order to facilitate the disposition of the Selling Stockholder's Shares included in such Offering;

     d. register or qualify, or cooperate with the subject Selling Stockholder, the underwriter(s), if any, and their respective counsel in registering or qualifying, all Imperial Shares covered by the Offering Documents for offer and sale under the applicable securities or blue sky laws of such jurisdictions as Imperial and the underwriter(s), if any, shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable the subject Selling Stockholder and the underwriter(s), if any, to consummate the disposition in such jurisdictions of the Common Stock covered by the Offering Documents; provided however that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject;

     e. use its reasonable efforts to cause such Common Stock covered by the Offering Documents to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the subject Selling Stockholder and the underwriter(s), if any, to consummate the disposition of such Common Stock;

     f. cooperate reasonably with any managing underwriter to effect the sale of the subject Selling Stockholder's Shares, including but not limited to attendance of the Company's executive officers at any planned "road show" presentations';

     g. notify the subject Selling Stockholder and the underwriter(s), if any, at any time when the Offering Documents include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of the subject Selling Stockholder or any underwriter, prepare and furnish to such Person(s), such reasonable number of copies of any amendment or supplement to the Offering Documents as may be necessary so that, as thereafter delivered to the purchasers of such Common Stock, such Offering Documents shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and to deliver to purchasers of any other securities of the Company included in the Offering copies of such Offering Documents as so amended or supplemented;

     h. keep the subject Selling Stockholder informed of the Company's best estimates of the earliest date on which the Offering Documents will become effective, and promptly notify the Selling Stockholder of
          (A) the effectiveness of such Offering Documents, (B) a request by the SEC for an amendment or supplement to such Offering Documents, (C) the issuance by the SEC of an order suspending the effectiveness of the Offering Documents, or of the threat of a proceeding for that purpose, and (D) the suspension of the qualification of any securities included in the Offering Documents for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose;

     i. comply with the provisions of the Securities Offering Regulations and the Securities Act with respect to the disposition of all securities covered by the Offering Documents in accordance with the intended method of distribution of the sellers thereof set forth in such Offering Documents;

     j. use its reasonable efforts to list the securities proposed to be sold in such Offering on the Nasdaq National Market, or on such other securities exchange or inter-dealer quotation system on which the Common Stock is then listed, not later than the closing of the Offering contemplated thereby;

     k. enter into such customary agreements (including but not limited to an underwriting agreement in customary form) and take such other reasonable actions as Imperial or the underwriter(s), if any, reasonably request in order to expedite or facilitate the disposition of such Common Stock;

     l. obtain such "cold comfort" letter(s) from the Company's independent public accountants, in customary form and covering matters of the type customarily covered by "cold comfort" letter(s), as Imperial or the underwriter(s), if any, shall reasonably request; and

     m. upon prior notice, make available for reasonable inspection by any underwriter(s) participating in any disposition to be effected pursuant to the Offering Documents and by any attorney, accountant, or other agent retained by any such Person(s), its financial and other records, pertinent corporate documents and properties of the Company, and such opportunities to discuss the business of the Company with its officers, directors, and employees and the independent public accountants who have certified its financial statements as shall be necessary, in the opinions of such underwriters' respective counsels, to conduct a reasonable investigation; provided, that any records, information, or documents that are designated by the Company in writing as confidential shall be kept confidential by each such Person, unless disclosure of such records, information, or documents is required by law, by judicial or administrative order, or in order to defend a claim asserted against such Person in connection with such Offering.

7.        Information from Selling Stockholders.
          -------------------------------------

     a.        Information. The Company may require the Selling Stockholders to
               -----------
          furnish it with such information regarding the Selling Stockholders and regarding the method of distribution as is pertinent to the disclosure requirements relating to the Offering of such Common Stock as the Company may from time to time reasonably request in writing.

     b.        Use of Offering Documents Upon Notice of Defects. The Selling
               ------------------------------------------------
          Stockholders each agree, and shall cause underwriter(s), if any, acting on its behalf to agree, that upon receipt of any notice from the Company of the happening of any event of the kind described in Paragraph 6(f), it will immediately discontinue the use of the Offering Documents covering such Common Stock until the receipt by any Selling Stockholder and any such underwriter(s) of the copies of the supplemented or amended Offering Documents contemplated by such clause and, if so directed by the Company, any Selling Stockholder will deliver and cause each underwriter, if any, to deliver to the Company all copies, other than permanent file copies then in the possession of the Selling Stockholder or any such underwriter, of the Offering Documents covering such Common Stock at the time of receipt of such notice. If the Company shall give any such notice, the period mentioned in Paragraph 6(b) shall be extended by the number of days during which offerings were suspended (i.e., the period from and including the date of the receipt of such notice pursuant to Paragraph 6(f), to and including the date when the Selling Stockholder shall have received the copies of the supplemented or amended Offering Documents contemplated by such clause).

8.        Resales; Reports Under Exchange Act.  In order to permit the Selling
          -----------------------------------
     Stockholders to sell their Shares, if they so desire, pursuant to any applicable resale exemption under the Securities Offering Regulations or the Securities Act, the Company will:

     a. comply with all rules and regulations of the SEC in connection with use of any such resale exemption;

     b. make and keep available adequate and current public information regarding the Company;

     c. file with the SEC in a timely manner, all reports and other documents required to be filed under the Securities Act, the Exchange Act, or the Securities Offering Regulations;

     d. furnish to the Selling Stockholders copies of annual reports required to be filed under the Exchange Act and the Securities Offering Regulations; and

     e. furnish to the Selling Stockholders, upon request, (1) a copy of the most recent quarterly report of the Company and such other reports and documents filed by the Company with the SEC and (2) such other information as may be reasonably requested to permit the Selling Stockholders pursuant to any applicable resale exemption under the Securities Act or the Securities Offering Regulations, if any.

9.        Indemnification. The obligations of indemnification of the Parties set
          ---------------
     forth in this Paragraph 9 shall be in addition to any liability which any Party may otherwise have to any other party.

     a.        Indemnification by the Company. The Company agrees to indemnify
               ------------------------------
          and hold harmless, to the full extent permitted by law, any Selling Stockholder, its officers, directors, employees and agents, each Person who participates as an underwriter in an Offering, each officer, director, employee, or agent of such an underwriter, and each Person who controls (within the meaning of the Securities Act) Imperial and such an underwriter against any and all losses, claims, damages, liabilities, and expenses, joint or several, including without limitation reasonable legal or other expenses incurred in connection with investigating or defending against any loss, claim, damage, or liability, or action or proceeding (whether commenced or threatened) in respect thereof, caused by any untrue statement or alleged untrue statement of a material fact contained in any of the Offering Documents relating to such Offering or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, except insofar as the same are (i) made in reliance on and in conformity with any information about the Selling Stockholder or any underwriter furnished in writing to the Company by the Selling Stockholder or any underwriter specifically for inclusion in the Offering Documents relating to such Offering or (ii) the result of the fact that the Selling Stockholder or any underwriter sold Common Stock subject to an Offering to a Person to whom there was not sent or given, at or before the written configuration of such sale, a copy of the final Offering

          Documents, if the Company has previously furnished copies thereof to Imperial or underwriter and such final Offering Documents corrected such untrue statement or alleged untrue statement or omission or alleged omission.

     b.        Indemnification by Imperial. Imperial agrees to indemnify and
               ---------------------------
          hold harmless, to the full extent permitted by law, the Company, its officers, directors, employees, and agents, each Person who participates as an underwriter in an Offering, each officer, director, employee or agent of such an underwriter, and each Person who controls (within the meaning of the Securities Act) the Company and such underwriter against any and all losses, claims, damages, liabilities, and expenses, joint or several, including without limitation reasonable legal or other expenses incurred in connection with investigating or defending against any loss, claim, damage, or liability, or action or proceeding (whether commenced or threatened) in respect thereof, caused by any untrue statement or alleged untrue statement of a material fact contained in any of the Offering Documents relating to such Offering or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, but only to the extent that such untrue statement or omission is made in reliance on and in conformity with any information furnished in writing by Imperial concerning Imperial to the Company specifically for inclusion in the Offering Documents relating to such Offering.

     c.        Indemnification by FLRT. FLRT agrees to indemnify and hold
               -----------------------
          harmless, to the full extent permitted by law, the Company, its officers, directors, employees, and agents, each Person who participates as an underwriter in an Offering, each officer, director, employee or agent of such an underwriter, and each Person who controls (within the meaning of the Securities Act) the Company and such underwriter against any and all losses, claims, damages, liabilities, and expenses, joint or several, including without limitation reasonable legal or other expenses incurred in connection with investigating or defending against any loss, claim, damage, or liability, or action or proceeding (whether commenced or threatened) in respect thereof, caused by any untrue statement or alleged untrue statement of a material fact contained in any of the Offering Documents relating to such Offering or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, but only to the extent that such untrue statement or omission is made in reliance on and in conformity with any information furnished in writing by FLRT concerning FLRT to the Company specifically for inclusion in the Offering Documents relating to such Offering.

     d.        Notices of Claims; Procedures.  Promptly after receipt by an
               -----------------------------
          indemnified
          party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Paragraph 9, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Paragraph 9, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. If any such action is brought against an indemnified party (unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim) the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided, however, that, any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (C) in the reasonable judgment of any such Person based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in each jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

     e.        Contribution.  If the indemnification provided for this in this
               ------------
          Paragraph 9 from the indemnifying party is unavailable to an indemnified party hereunder (other than pursuant to the terms hereof) in respect of any losses, claims, damages, liabilities, or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a Party as a result of the losses, claims, damages, liabilities, and expense referred to above shall be deemed to include, subject to the limitations set forth in this Paragraph 9(e) any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The Parties agree that it would not be just and equitable if contributions pursuant to this Paragraph 9(e) were datelined by a pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. No Person guilty of fraudulent misrepresentation shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     f. This Paragraph 9 shall apply to each Registration Statement filed by the Company pursuant to this Agreement that includes Imperial Shares.

10.       Miscellaneous.
          -------------

     a.        Amendments and Waivers.  This Agreement may be amended, and the
               ----------------------
          Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of Imperial to such amendment, action or omission to act.

     b.        Successors, Assigns and Transferees. This Agreement shall be
               -----------------------------------
          binding upon the parties hereto and their respective successors and assigns.

     c.        Notices.  Any notice, request, demand, consent, approval or other
               -------
          communication permitted or required to be given to any of the parties hereunder shall be deemed given when received, shall be in writing, and shall be delivered in person or sent by certified mail, postage prepaid, or by private courier service or by telecopy or telex, to such party at its address set forth below or at such other address as such party may hereunder furnish in writing to the other parties.

          (i)   if to the Company, to:

                Franchise Mortgage Acceptance Company
                2049 Century Park East, Suite 350
                Los Angeles, California 90067
                Attention: Secretary and Chief Financial Officer

          with a copy to:

                [



                Attention:   ]

          (ii)  if to Imperial:

                Imperial Credit Industries, Inc.
                23350 Hawthorne Blvd.
                Building 1, Suite 240
                Torrance, California 90505
                Attention: General Counsel

          with a copy to:

                Freshman, Marantz, Orlanski, Cooper & Klein
                9100 Wilshire Blvd., East Tower, 8th Floor
                Beverly Hills, California 90212-3480
                Attention: Thomas J. Poletti, Esq.

          (iii) if to FLRT:

                FLRT, Inc.
                11560 Bellagio Road
                Los Angeles, California 90049
                Attention: Wayne L. Knyal
          with a copy to:

               [


               Attention:   ]


     d.        Headings. The headings in this Agreement are for the convenience
               --------
          of reference only and shall not limit or otherwise affect the meaning of the interpretation of this Agreement or any provision hereof.

     e.        Severability. In the event that any one or more of the provisions
               ------------
          contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     f.        Counterparts.  This Agreement may be executed in any number of
               ------------
          counterparts, each of which when so executed shall be deemed an original, and all such counterparts shall together constitute one and the same instrument.

     g.        Governing Law. This Agreement shall be governed by and construed
               -------------
          in accordance with the laws of the United States of America and, in the absence of controlling federal law, in accordance with the laws of the State of Delaware. Any legal action or proceedings with respect to this Agreement shall be brought in the federal courts of the United States located in California and each of the parties hereto submits to the exclusive jurisdiction of such courts and hereby waives any objections on the grounds of venue, forum non conveniens or any similar grounds.

     h.        Entire Agreement. This Agreement embodies the entire Agreement of
               ----------------
          the parties hereto in relation to the subject matter hereof and supersedes all prior understandings or agreements, oral or written, with respect thereto among the parties hereto.

     i.        Certain Remedies. Without in any way limited the remedies
               ----------------
          otherwise available under this Agreement, the parties hereto acknowledge that, in the event of any breach or nonperformance by any party of the agreements or covenants required by this Agreement to be performed or observed by it, the other parties shall be entitled to such equitable remedies as may be appropriate, including, without limitation specific performance.

     IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                              FRANCHISE MORTGAGE ACCEPTANCE COMPANY

                              By:
                                  ---------------------------------

                              Name:
                                    -------------------------------

                              Title:
                                     ------------------------------



                              IMPERIAL CREDIT INDUSTRIES, INC.


                              By:
                                  ---------------------------------

                              Name:
                                    -------------------------------

                              Title:
                                     ------------------------------


                              FLRT, INC.


                              By:
                                  ---------------------------------

                              Name:
                                    -------------------------------

                              Title:
                                     ------------------------------